UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 24, 2022

Innovative MedTech, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-24189	33-1130446
(Commission File Number)	(IRS Employer Identification No.)

2310 York St. Suite 200 Blue Island, IL	60406
(Address of Principal Executive Offices)	(Zip Code)

(708) 925-9424

(Registrant’s Telephone Number, Including Area Code)

_________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure in Item 5.02 below is incorporated by reference into this Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2022, Michael Friedman resigned as the Chief Executive Officer of Innovative MedTec, Inc. (the “Company”), and the Board of Directors of the Company appointed Merle Griff, Ph.D. the Chief Executive Officer of the Company. Mr. Friedman will remain the President of the Company as well as member of the Company’s Board of Directors.

Merle Griff, Ph.D., age 73, is the Founder and has been the CEO of SarahCare (a wholly owned subsidiary of the Company) since its inception approximately 35 years ago, and she is one of the leading authorities on the care of seniors in the United States.

Dr. Griff has served on numerous national boards and task forces including being the past Chairperson of the Board of Directors for NADSA (National Adult Day Services Association), member of the International Advisory Board for CARF (Commission on the Accreditation for Rehabilitation Facilities) and a task force member for the study of adult day care in the US for the Assistant Secretary of Program and Evaluation in the Department of Aging.

Dr. Griff began her professional career working with children and youth as a play therapist. She developed therapeutic techniques that have been published and used throughout the world, namely Family Play Therapy and Intergenerational Play Therapy. As Director of the McKinley Center Intergenerational Project, she developed many programs that brought together children from babies through college-age with seniors.

Dr. Griff is the author of Linkages, a book based on research intergenerational programs, and numerous book chapters and journal articles on topics such as the role of grandparents in family systems.

In connection with Dr. Griff’s appointment and Mr. Friedman’s resignation, on May 24, 2022, the Company entered into an employment agreement with Dr. Griff (the “Employment Agreement”), as well as a consulting agreement with Mr. Friedman’s entity, Red Halo, LLC (the “Consulting Agreement”), with both agreements considered effective as of May 2, 2022.

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Under the Employment Agreement, Dr. Griff will serve as the Chief Executive Officer of the Company on an “at-will” basis and will be compensated as follows: (i) Dr. Griff will receive a signing bonus consisting of non-qualified, cashless-exercise stock options to purchase 50,000 shares of Company common stock at an exercise price of $1.56/share, with a term of 7 years; (ii) Dr. Griff will be paid an annual salary of $200,000 per year, and such annual salary shall increase by an additional $50,000 per year for each $10,000,000 increase in the Company’s gross revenues over $1,000,000; (iii) within 30 days after the end of each fiscal year beginning June 30, 2022, Dr. Griff will receive an annual cash bonus of at least $60,000 (the precise amount to be determined by the Company); (iv) within 30 days after the end of each fiscal year beginning June 30, 2022, Dr. Griff will receive an equity bonus consisting of non-qualified, cashless-exercise stock options to purchase 50,000 shares of Company common stock at an exercise price of $1.56/share, with a term of 7 years; and (v) Dr. Griff shall be eligible to receive the following 7-year, non-qualified, cashless-exercise stock options for each fiscal year determined by reference to the Company’s gross revenue for such fiscal year as set forth below:

Gross Revenue	Number of Options	Strike Price
$5,000,000	100,000	$ 1.56
$10,000,000	150,000	$ 2.00
$20,000,000	200,000	$ 3.00
$40,000,000	250,000	$ 4.00
$75,000,000	300,000	$ 5.00
$100,000,000	350,000	$ 6.00

Under the Consulting Agreement, Mr. Friedman will provide management, financial and operational services to the Company and continue to act as the Company’s President, and will be compensated as follows: (i) Mr. Friedman’s entity, Red Halo, LLC (the “Consultant”) will receive a signing bonus consisting of non-qualified, cashless-exercise stock options to purchase 50,000 shares of Company common stock at an exercise price of $1.56/share, with a term of 7 years; (ii) the Consultant will be paid $150,000 in cash fees per year, upon completion of a $6,600,000 capital raise by the Company, such annual cash fee shall increase to $200,000 per year, and such annual cash fee shall increase by an additional $50,000 per year for each $10,000,000 increase in the Company’s gross revenues over $1,000,000; (iii) within 90 days after the end of each fiscal year beginning June 30, 2022, the Consultant will receive an annual cash bonus of at least $60,000 (the precise amount to be determined by the Company) if the Company’s net income (specifically excluding any extraordinary major shareholder-related expenses) is at or greater than $600,000 for such fiscal year; (iv) within 90 days after the end of each fiscal year beginning June 30, 2022, if the Company’s total revenue has grown at least 12% from its prior fiscal year, the Consultant will receive an equity bonus consisting of non-qualified, cashless-exercise stock options to purchase a minimum of 50,000 shares of Company common stock at an exercise price of $1.56/share, with a term of 7 years; and (v) the Consultant shall be eligible to receive the following 7-year, non-qualified, cashless-exercise stock options for each fiscal year determined by reference to the Company’s gross revenue for such fiscal year as set forth below:

Gross Revenue	Number of Options	Strike Price
$5,000,000	100,000	$ 1.56
$10,000,000	150,000	$ 2.00
$20,000,000	200,000	$ 3.00
$40,000,000	250,000	$ 4.00
$75,000,000	300,000	$ 5.00
$100,000,000	350,000	$ 6.00

Both the Employment Agreement and the Consulting Agreement prohibit Dr. Griff and Mr. Friedman from engaging in competitive activity during the terms of their agreements with the Company, and each of the agreements can be terminated by either the Company or the counterparties, Dr. Griff and Mr. Friedman, provided that if the agreements are terminated by the Company without “cause” or by the counterparties for “good reason,” as such terms are defined in each respective agreement, the Company is obligated to make additional payments to Dr. Griff and Mr. Friedman as specified in the agreements.

The foregoing descriptions of the Employment Agreement and the Consulting Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Employment Agreement and the Consulting Agreement, which are filed as Exhibits 10.1 and 10.2 to this Current Report and are incorporated by reference herein.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Executive Employment Agreement between the Company and Dr. Merle Griff, dated May 2, 2022
10.2	Consulting Agreement between the Company and Red Halo, LLC, dated May 2, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Innovative MedTech, Inc.

Date: May 26, 2022	By:	/s/ Dr. Merle Griff
Dr. Merle Griff
Chief Executive Officer

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